UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

	CPI Card Group Inc. 10368 W Centennial Road, Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition.*

On March 8, 2023, CPI Card Group Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended December 31, 2022 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, Amintore Schenkel informed the Company that he will be resigning from his position as Chief Financial Officer of the Company due to family-related reasons. Mr. Schenkel has agreed to remain in his role and assist the Company with the transition of his responsibilities. Mr. Schenkel’s decision to resign was not related to any disagreement with the Company on any matter relating to the Company’s accounting, strategy, leadership, operations, policies or practices (financial or otherwise). The Company intends to commence a search for a new Chief Financial Officer immediately.

Item 7.01 Regulation FD Disclosure.*

In connection with the issuance of the Earnings Release, the Company is holding a public conference call on March 8, 2023 during which Scott Scheirman, President and Chief Executive Officer, and Amintore Schenkel, Chief Financial Officer, will provide the presentation attached hereto as Exhibit 99.2. Information regarding access to the conference call and webcast is set forth in the Earnings Release.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1*	Press release issued March 8, 2023 announcing the fourth quarter results.
99.2*	Presentation of the Company dated March 8, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*The information furnished under Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: March 8, 2023	By:	/s/ Jessica Browne
	Name:	Jessica Browne
	Title:	Deputy General Counsel